UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2011
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TRANSCEND SERVICES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	0-18217	33-0378756
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

One Glenlake Parkway, Suite 1325, Atlanta, GA 30328
(Address of principal executive offices, including zip code)

(678) 808-0600
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

(a)	Exhibits

Exhibit No.	Description
10.1*	Amended and Restated Clinical Document Solution Agreement dated August 10, 2011, between Multimodal Technologies, Inc. and Transcend Services, Inc.

* Portions of this exhibit have been omitted and filed separately with the Commission as part of an application for confidential treatment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transcend Services, Inc.

Date: September 30, 2011	/s/ Lance Cornell
Lance Cornell
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
10.1*	Amended and Restated Clinical Document Solution Agreement dated August 10, 2011, between Multimodal Technologies, Inc. and Transcend Services, Inc.

* Portions of this exhibit have been omitted and filed separately with the Commission as part of an application for confidential treatment.